SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 14, 2005

NITCHES, INC.
 (Exact name of registrant as specified in its charter)

California
 (State of Incorporation)

0-13851	95-2848021
(Commission File Number)	(I.R.S. Employer Identification No.)

10280 Camino Santa Fe, San Diego, California 92121
 (Address of principal executive offices)

Registrant’s telephone number: (858) 625-2633

Item 2.02  Results of Operations and Financial Condition

On January 14, 2005, the Registrant issued a press release announcing first quarter results for fiscal 2005.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Exhibits

99.1          Press Release of the Registrant dated January 14, 2005.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

NITCHES, INC.

Registrant

January 14, 2005	By:	/s/ STEVEN P. WYANDT

Steven P. Wyandt
As Principal Financial Officer
and on behalf of the Registrant

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Registrant dated January 14, 2005

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